© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Investor Presentation May 2015

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Products, Inc. "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms “may,” “should,” “could,” “anticipate,” “believe,” “continues,” “estimate,” “expect,” “intend,” “objective,” “plan,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include: failure to retain a talented workforce including productive sales representatives; the inability of management to successfully implement strategic initiatives; failure to manage change; the ability to adequately fund our operating and working capital needs through cash generated from operations; the ability to meet the covenant requirements of our line of credit; disruptions of the Company’s information and communication systems; the effect of general economic and market conditions; inventory obsolescence; work stoppages and other disruptions at transportation centers or shipping ports; changing customer demand and product mixes; increases in commodity prices; violations of environmental protection regulations; a negative outcome related to tax matters; and, all other factors discussed in the Company’s “Risk Factors” set forth in its Annual Report on Form 10-K for the year ended December 31, 2014. The Company undertakes no obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Products: At a Glance • Leading service based provider of consumables in MRO market • Serves industrial, commercial, institutional and government markets in all 50 states, Canada, Mexico, Puerto Rico and the Caribbean • Headquartered in Chicago, IL – 5 strategically located distribution centers and 1 corporate HQ – Workforce ~1,500 (over 900 sales reps) • Supplies approximately 300,000 products to the MRO marketplace • VMI and private label drives high gross margins Fasteners Cutting Tools Chemicals Hydraulics Other 3

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Competitive Advantages and Differentiators “Not the Typical MRO Distributor” What differentiates Lawson: • Service intensive “high touch” value proposition • Vendor managed inventory or “keep fill” • Deep product knowledge • Broad geographic sales and service coverage throughout the US and Canada • Significant investments in people, facilities and technology to enable outstanding customer service • Lowest total cost 4

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Our Commitment to our 70,000 Customers High touch service and technical expertise drives customer relationships One Company, Zero Headaches Inventory Management Options Access to Industry Knowledge & Expertise • Approximately 300,000 products • Lawson Managed Inventory • Product recommendations from your Lawson Representative • Hundreds of pre-built assortments • Industrial vending • Application advice from our test and application engineers • Unlimited sourcing of hard-to-find items • Self-service inventory management • Complimentary on-site safety & product usage training 5

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Regional Accounts 61% Strategic 14% Kent Automotive 17% Government 6% Other (1) 2% Customer Mix Fasteners 20% Fluid Power 16% Specialy Chemicals 14% Cutting Tools and Abrasives 14% Electrical 12% Aftermarket Automotive Supplies 8% Safety 4% Welding and Metal Repair 3% Other 9% Product Mix (1) Other consists primarily of freight revenue Customer and Product Profile 6

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Growth Strategy Sales Growth Driven By Foundational Support ERP Network Optimization Sales Transformation Lean/Six Sigma Website Add New Sales Reps Drive Sales Rep Productivity Selective Acquisitions 7

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. 2015 Focus: Actions Across the Value Chain Driving Growth Information Technology – Integration of Web and SAP Lean / Six Sigma Sales Process / Sales Reps Customer Service / Order Entry Product Management / Pricing DC Operations Sourcing / Purchasing • Increase sales rep count • Onboarding process • Sales Management dashboard • EDI with customers • Reduction of cycle times • Order pad • Consolidation of shipments • Sales service reps • Leverage vendor drop-ship programs • Fleet maintenance focus • Pricing enhancements • Website • Reduce cycle time • Refine “Pull” strategy • Freight enhancements • Minimize backorders • Improve service levels • Supplier negotiation process • Vendor metrics • Electronic communication Add New Sales Reps and Drive Rep Productivity 8

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Longer Sales Rep Tenure Drives Rep Productivity 9 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 0 50 100 150 200 250 300 350 400 < 12 Mos. 1 - 2 Yrs. 3 - 5 Yrs. 5 - 10 Yrs. > 10 Yrs. A ve ra ge A n n u al Sales i n T h o u san d s N u m b er o f Sales R ep s Tenure with Lawson (as of 3/31/15) Number of Reps Average Annual Sales

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Financial Highlights • Focused on revenue growth - Number of sales reps and sales rep productivity • Ended Q1 2015 with 917 sales reps, up 10% from Q1 2014 - Added 81 net additional sales reps in YOY • Strong balance sheet - No debt - Significant capital investments over past 3 years to drive growth - $40 million credit facility in place - Sold non-core businesses • Strong gross margins – 61.3% in Q1 2015 v. 59.6% in Q1 2014 • Adjusted EBITDA margin improving - 4.4% in Q1 2015 v. 3.4% in Q1 2014 - Previous expense reductions 10

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Financial Highlights – Sales Trends •Correlation between sales levels and sales rep count •Sales rep count to increase to approximately 1,000 by 2015 year- end •New sales reps will impact productivity as they build out their business •Increase sales through future improvement in rep productivity •Q1 2015 sales negatively affected by lower Canadian dollar, weakness in oil & gas sector and effect of North American sales meeting 11 600 650 700 750 800 850 900 950 1,000 1,050 1,100 800 900 1,000 1,100 1,200 1,300 1,400 A ve ra ge A cti ve S al e s R e p re se n ta ti ve s A ve ra ge D ai ly S al e s ($ in t h o u sa n d s) Average Daily Sales & Rep Count By Quarter Average Daily Sales Average Sales Rep Count

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Products: Poised for Growth • Recent Foundational Investments • Operational Excellence • Leverage Current Infrastructure • Continued Sales Force Expansion • Large Fragmented Market 12

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. For More Information Contact: Ronald J. Knutson EVP, CFO Investor Relations (773) 304-5665 ron.knutson@lawsonproducts.com And see our Website at http://www.lawsonproducts.com/company-info/investor-relations.jsp 13

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Appendices 14

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Significant Foundational Activities Appendix P-1 August 2011 Implemented SAP October 2011 Commenced construction of new McCook, Ill distribution center May 2012 Relocated corporate headquarters June 2012 Announced $20M in annual costs savings Restructured senior team August 2012 Transitioned packaging facility to McCook, Ill distribution center Entered into new five-year $40M credit facility October 2012 Announced new CEO and President, Michael G. DeCata Consolidated Vernon Hills distribution center into McCook, Ill November 2012 Completed planned staff reduction Rolled out new website to existing web customers December 2012 Completed transition of U.S. independent agents to employees April 2013 Roll-out of new web-site to new customers April/May 2013 McCook DC begins to ship customer orders November 2013 Entered into sub-lease of headquarters space to generate $2.9M of future cash savings December 2013 Ended year with over 800 sales reps – First increase in 8 years February 2014 Closed on Automatic Screw machine Products sale for net proceeds of $12.1M June 2014 Closed on sale of Reno distribution facility for net proceeds of $8.3M; began 10 year lease for currently used portion of facility December 2014 Ended year with over 900 sales reps February 2015 Held North American sales meeting 15

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Regulation G – GAAP Reconciliation Appendix P-2 Non GAAP Reconciliation of Adjusted EBITDA to Sales Percentage The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company's management believes that certain non-GAAP financial measures may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain non-operational, non-recurring or intermittently recurring items that impact the overall comparability. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for quarterly adjusted EBITDA as a percentage of net sales. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. 16 ($ in thousands) Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Net Sales $67,213 $68,317 $68,235 $65,738 $69,204 $72,080 $74,128 $ 70,281 $ 69,904 Operating Income (Loss) (3,530) (201) 870 (3,002) (4,713) 1,241 678 (2,169) (947) Depreciation & Amortization 2,061 2,244 2,367 2,358 2,295 2,163 2,160 2,133 2,096 EBITDA (1,469) 2,043 3,237 (644) (2,418) 3,404 2,838 (36) 1,149 Excluded Costs Severance - 2 962 (127) 728 290 (328) (59) 571 Stock Based Compensation (Benefit) 1,596 76 33 562 1,125 408 2,423 2,443 (541) Loss/(Gain) on Disposal of Property - - (36) 32 - - 97 45 - Legal Settlement - - - - - - (688) - - Employment Tax Matter - - - (400) - - - - - Loss on Sub-Lease - - - 2,928 - - - - - National sales meeting 1,225 - - - - - - - 1,889 Remediation expense - - - - - - - 340 - Property Impairment Loss - - - - 2,914 132 - - - Adjusted EBITDA $ 1,352 $ 2,121 $ 4,196 $ 2,351 $ 2,349 $ 4,234 $ 4,342 $ 2,733 $ 3,068 Adjusted EBITDA % of Sales 2.0% 3.1% 6.1% 3.6% 3.4% 5.9% 5.9% 3.9% 4.4%

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Quarterly Results Appendix P-3 17 (Dollars in thousands) Three Months Ended Mar. 31, 2015 Dec. 31, 2014 Sep. 30, 2014 Jun. 30, 2014 Mar. 31, 2014 Number of business days 63 61 64 64 63 Average daily net sales $ 1,110 $ 1,152 $ 1,158 $ 1,126 $ 1,098 Sequential quarter increase (decrease) (3.6)% (0.5)% 2.8% 2.6% 1.9 % Average active sales rep. count (1) 911 908 882 854 819 Period-end active sales rep. count 917 916 894 878 836 Sales per rep. per day $ 1.218 $ 1.269 $ 1.313 $ 1.319 $ 1.341 Sequential quarter decrease (4.0)% (3.4)% (0.5)% (1.6)% (1.3)% Net sales $ 69,904 $ 70,281 $ 74,128 $ 72,080 $ 69,204 Gross profit 42,883 42,935 44,533 43,803 41,278 Gross profit percentage 61.3% 61.1% 60.1% 60.8% 59.6 % Operating expenses Selling, general & administrative expenses $ 43,830 $ 44,719 $ 43,758 $ 42,430 $ 43,077 Loss on asset disposals — 45 97 — — Other expenses, net (2) (3) — 340 — 132 2,914 43,830 45,104 43,855 42,562 45,991 Operating income (loss) $ (947) $ (2,169) $ 678 $ 1,241 $ (4,713)

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Consolidated Balance Sheet Appendix P-4 18 March 31, 2015 December 31, 2014 ASSETS (Unaudited) Current assets: Cash and cash equivalents $ 1,990 $ 4,207 Restricted cash 800 800 Accounts receivable, less allowance for doubtful accounts 33,068 31,546 Inventories 44,241 44,517 Miscellaneous receivables and prepaid expenses 4,020 5,433 Total current assets 84,119 86,503 Property, plant and equipment, net 39,684 41,588 Cash value of life insurance 9,349 9,188 Deferred income taxes 51 51 Other assets 491 510 Total assets $ 133,694 $ 137,840 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 12,099 $ 7,867 Accrued expenses and other liabilities 24,910 30,861 Total current liabilities 37,009 38,728 Security bonus plan 15,403 15,857 Financing lease obligation 9,203 9,414 Deferred compensation 5,037 5,102 Deferred rent liability 4,246 4,361 Other liabilities 2,526 2,523 Total liabilities 73,424 75,985 Stockholders’ equity: Preferred stock, $1 par value: Authorized - 500,000 shares, issued and outstanding — None — — Common stock, $1 par value: Authorized - 35,000,000 shares Issued - 8,722,352 and 8,720,350 shares, respectively Outstanding - 8,708,469 and 8,706,467 shares, respectively 8,722 8,720 Capital in excess of par value 8,973 8,701 Retained earnings 41,904 43,275 Treasury stock – 13,883 shares (236) (267) Accumulated other comprehensive income 907 1,426 Total stockholders’ equity 60,270 61,855 Total liabilities and stockholders’ equity $ 133,694 $ 137,840